EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. 1350

(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Thompson Creek Metals Company Inc. (the “Company”), does hereby certify, to the best of her knowledge and belief that:

(1)           The Quarterly Report on Form 10-Q for the quarter ended September 30, 2010 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	November 4, 2010	/s/ Pamela L. Saxton
Pamela L. Saxton
Chief Financial Officer